UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

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     RULE 14a-6(e)(2))
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[ ]  Soliciting Material Pursuant to Sec. 240.14a-12


                                Transocean Inc.
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                (Name of Registrant as Specified In Its Charter)

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SEC 1913 (02-02)


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[TRANSOCEAN LOGO]                                                TRANSOCEAN INC.

J. MICHAEL TALBERT                                          POST OFFICE BOX 2765
CHAIRMAN OF THE BOARD
                                                       HOUSTON, TEXAS 77252-2765


May 6, 2004

Fidelity Investments
Legal Dept. - Proxy Group
82 Devonshire F7C
Boston, MA 02109

Attention: Mr. Ed Corrao

Dear Mr. Corrao:

     RE:   TRANSOCEAN INC.

On behalf of Transocean Inc. management, we will commit to recommending that the Board of Transocean Inc. amend the Long Term Incentive Plan (the "Plan") so that any awards to Eligible Directors under the Plan are required to be approved by a group consisting solely of directors who are independent under the standards of the New York Stock Exchange. We understand that based upon this commitment, Fidelity will support the proposed amendments to the Plan. If you would like any further clarification, please advise.

Sincerely,


/s/  J. Michael Talbert
J. Michael Talbert

Cc  Mr. Eric B. Brown
    Senior Vice President and General Counsel


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